                                                                 EXHIBIT 1.1



                                                             DRAFT MARCH 5, 1998


                               2,500,000  SHARES

                            SILVERLEAF RESORTS INC.

                                  COMMON STOCK


                             UNDERWRITING AGREEMENT


                                                                   _______ 1998


CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
EVEREN SECURITIES, INC.
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
         Eleven Madison Avenue,
           New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. Silverleaf Resorts, Inc., a Texas corporation ("Company"), proposes to issue and sell 2,000,000 shares of its Common Stock ("Securities") and Robert E. Mead (the "Selling Shareholder") proposes to sell 500,000 outstanding shares of the Securities (such 2,500,000 shares of Securities being hereinafter referred to as the "Firm Securities"). The Selling Shareholder also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 375,000 additional outstanding shares of the Company's Securities, (such additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Company and the Selling Shareholder hereby agree with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

         2. Representations and Warranties of the Company and the Selling Shareholder.

                 (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                          (i)     A registration statement (No. 333-    )
                 relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either (A) an additional registration statement ("additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement may be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed
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                 and the Company does not propose to amend it, and if any
                 post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                          (ii)    If the Effective Time of the Initial
                 Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include,





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                 any untrue statement of a material fact or omits, or will
                 omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                          (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Texas, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                          (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                          (v) Each of the Master Club, Hill Country Resort Club, Holly Lake Resort Club, Piney Shores Resort Club, Villages Resort Club, The Villages Club, Holiday Hills Resort Club, Ozark Mountain Resort Club, Holiday Hills Condominium Association, Inc., The Bluffs at Holiday Hills Condominium Association, Inc., The Lakes at Holiday Hills Condominium Association, Inc., the Oaks at Holiday Hills Condominium Association, Inc., The Pinnacle at Holiday Hills Condominium Association, Inc., Ozark Mountain Condominium Association, Inc., The Coves at Waters Bluff Condominium Association, Inc., Streamside at Ozark Mountain Condominium Association, Inc., Waters Bluff at Ozark Mountain Condominium Association, Inc., Holly Lake Ranch Association, The Villages Home Owners' Association, Inc., Holiday Hills Property Owners Association, Inc., The Ozark Mountain Boat Dock Association, Timber Creek Resort Club, Fox River Resort Club, Oak N' Spruce Resort Club, Oak N' Spruce Club and Silverleaf Las Vegas Resort Club (collectively, the "Clubs") has been duly formed and is an existing nonprofit corporation or unincorporated association and is in good standing under the laws of the jurisdiction of its formation, with power and authority to own its properties and conduct its business as described in the Prospectus; and each Club is duly qualified to do business and in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                          (vi)    The Offered Securities and all other
                 outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Securities.





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                          (vii)   Except as disclosed in the Prospectus, there
                 are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                          (viii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                          (ix) The Offered Securities have been approved for listing on The New York Stock Exchange subject to notice of issuance.

                          (x) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                          (xi) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any subsidiary of the Company or any Club or any of their properties, or any agreement or instrument to which the Company, any such subsidiary or any such Club is a party or by which the Company, any such subsidiary or any such Club is bound or to which any of the properties of the Company, any such subsidiary or any such Club is subject, or the charter or by-laws of the Company, any such subsidiary or any such Club, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                          (xii) This Agreement has been duly authorized, executed and delivered by the Company.

                          (xiii) The consolidated capitalization as of December 31, 1997, of the Company is as set forth in the Prospectus under the caption "Capitalization." The consolidated capitalization as of December 31, 1997, of the Company as adjusted for this offering and the Note Offering (as defined in the Prospectus) is as set forth in the Prospectus under the caption "Capitalization." All of the issued and outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and are validly issued, fully paid and nonassessable. The Company owns, either directly or indirectly, all of the outstanding capital stock of each of its subsidiaries, free and clear of any liens, restrictions on transfer, agreements, voting trusts or other defects of title whatsoever. The issuance of the Offered Securities will not be subject to preemptive or other similar rights. Except as disclosed in the Prospectus and other than grants of stock options to employees of the Company pursuant to existing employee stock option plans approved by the Board of Directors of the Company, there are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities or commitments of sale related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interests in, the Company or any of its subsidiaries;

                          (xiv) Deloitte & Touche LLP are independent public accountants with respect to the Company as required by the Act.





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                          (xv)    Except as disclosed in the Prospectus, the
                 Company, its subsidiaries and the Clubs have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company, its subsidiaries and the Clubs hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                          (xvi) The Company, its subsidiaries and the Clubs possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, any of its subsidiaries or any of the Clubs, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

                          (xvii) No labor dispute with the employees of the Company, any subsidiary or any Club exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its subsidiaries taken as a whole.

                          (xviii) The Company, its subsidiaries and the Clubs
                 own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, any of its subsidiaries or the Clubs, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

                          (xix) Except as disclosed in the Prospectus, neither the Company, any of its subsidiaries nor any Club is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

                          (xx) Except as disclosed in the Prospectus, there are no pending actions, suits, proceedings, inquiries, arbitrations, investigations, litigation or governmental proceedings against or affecting the Company, any of its subsidiaries, any of the Clubs or any of their respective properties that, if determined adversely to the Company, any of its subsidiaries or any of the Clubs, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits, proceedings, inquiries, arbitrations, investigations, litigation or governmental proceedings are threatened or, to the Company's knowledge, contemplated. None of the Company, any of its subsidiaries or any of the Clubs is a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.





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                          (xxi)   The financial statements included in each
                 Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in each Registration Statement present fairly the information required to be stated therein and the assumptions used in preparing the pro forma financial information included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                          (xxii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                          (xxiii) The Company is not an open-end investment
                 company, unit investment trust face-amount certificate company, or any other investment company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act.

                          (xxiv) Except as disclosed in the Prospectus, the Company, its subsidiaries and the Clubs have and maintain liability, property and casualty insurance (insured by insurers of recognized financial responsibility) in favor of the Company, its subsidiaries and the Clubs with respect to each of the timeshare resorts operated by the Company, including the New Resorts (as defined in the Prospectus) (collectively, the "Resorts") in an amount and on such terms as is reasonable and customary for businesses of the type proposed to be conducted by the Company, its subsidiaries and the Clubs, including, among other things, insurance against theft, damage, destruction and acts of vandalism. None of the Company, any of its subsidiaries or any of the Clubs has received from any insurance company notice of any material defects or deficiencies affecting the insurability of any such Resort.

                          (xxv) Title insurance in favor of the Company, is in force with respect to those portions of each of the Resorts specified in Section 6(h)(ii) in an amount previously disclosed to the Representatives.

                          (xxvi) Except as disclosed in the Prospectus, all entitlements necessary for development of the Resorts have been obtained, and no further governmental or regulatory approvals are necessary for additional development of the Resorts.

                          (xxvii) The mortgages and deeds of trust encumbering
                 the Resorts are not convertible and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any Resort not owned directly or indirectly by the Company.

                          (xxviii) No environmental engineering firm which
                 prepared Phase I environmental assessment reports (or other similar reports) with respect to the Resorts as set forth in the Registration Statement was employed for such purpose on a contingent basis or has any substantial interest in the Company, any of its subsidiaries or any Club.





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                          (xxix)  Except as disclosed in the Prospectus, the
                 Company, its subsidiaries and the Clubs are in compliance with all federal, state, local and foreign laws and regulations regarding the marketing, advertising, offers to sell and sales of vacation intervals in each state in which the Company, its subsidiaries and the Clubs are doing business or offering or selling vacation intervals, including but not limited to the Federal Trade Commission Act, Regulation Z (the truth-in-lending act), Equity Opportunity Credit Act and Regulation B, Interstate Land Sales Full Disclosure Act, Real Estate Standards Practices Act, Telephone Consumer Protection Act, Telemarketing and Consumer Fraud and Abuse Prevention Act, Fair Housing Act and Civil Rights Acts of 1964 and 1968, in each case except as would not have a material adverse effect on the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, the Company, its subsidiaries and the Clubs have filed all required documents and supporting information in compliance with federal, state, local and foreign laws and regulations, and the Company, its subsidiaries and the Clubs are in compliance with all licensure, anti-fraud, telemarketing, price, gift and sweepstakes and labor laws to which they are or may become subject, in each case except as would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company, its subsidiaries and the Clubs have all permits and licenses which are required to sell vacation intervals in each state and foreign jurisdiction where they conduct business, in each case except as would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                          (xxx) The timeshare interests sold by the Company ("Vacation Intervals") do not constitute "securities" under the Act. Neither the offer, the sale nor the issuance of Vacation Intervals by the Company or any of the subsidiaries required registration under the Act or under the securities laws of the state of Texas, Missouri, Illinois, Massachusetts, Nevada or New York or under any other state securities laws nor does the fact that such interests are outstanding require registration under the Exchange Act.

                          (xxxi) The execution, delivery, and performance of each of the documents relating to the purchases (the "New Property Purchases") of the properties in Galveston, Texas, De Soto, Missouri, Sheridan, Illinois, Berkshire, Massachusetts, Las Vegas, Nevada (the "New Properties") was duly and validly authorized by the Company, and each such document relating to the New Property Purchases was duly executed and delivered by the Company and constitutes the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of the documents relating to the New Property Purchases by the Company and the consummation of the transactions contemplated thereby (A) did not require any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official or conflict with or constitute a breach of, or a default under, the certificate or articles of incorporation, bylaws, or other organizational documents, of the Company and
                 (B) did not conflict with or constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Company is a party or by which the Company or any of its properties may be bound, or violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of its properties, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

                          (xxxii) No person has an option or right of first
                 refusal to purchase all or part of any of the Resorts or any interest therein. Each of the Resorts complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes and laws relating to handicapped access), except as would not have a material adverse effect on the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, the Company has no knowledge of any pending or threatened condemnation proceedings, zoning changes, or other proceedings or actions that will in any manner affect the size of, number of Vacation Intervals planned for, the use of any improvements on, or access to, the Resorts.





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                          (xxxiii) The Company will apply the net proceeds from
                 the offering of the Offered Securities in the manner set forth under "Use of Proceeds" in the Prospectus.

                          (xxxiv) The Company has not taken, nor will any it
                 take, directly or indirectly, any action designed to materially violate or cause a material violation of Regulation M under the Act with respect to the offering of the Offered Securities hereby.

                          (xxxv) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters at Closing hereunder shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                 (b) The Selling Shareholder represents and warrants to, and agrees with, the several Underwriters that:

                          (i) The Selling Shareholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by the Selling Shareholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by the Selling Shareholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Shareholder on such Closing Date.

                          (ii)  If the Effective Time of the Initial
                 Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
                 Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in
                 Section 7(c).

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Shareholder agree, severally and not jointly, to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Shareholder, at a purchase price of $_____ per share, the respective numbers of shares of Firm Securities set forth below the caption "Company" or "Selling Shareholder", as the case may be, and opposite the name of such Underwriter in Schedule A hereto.

         The Company and the Selling Shareholder will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of Silverleaf Resorts, Inc., account number ___________, and to the order of Robert E. Mead, account number ___________ , at the office of counsel for the Underwriters at 9:00 A.M. (New York time), on ________ __, 1998, at 9:00 A.M., New York time, on ________, 1998, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of CSFBC, 5 World Trade Center, New York, N.Y. 10048, at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Selling Shareholder from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Shareholder agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Selling Shareholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Selling Shareholder.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Selling Shareholder will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of Robert E. Mead, account number ___________ at the office of Meadows, Owens, Collier, Reed, Cousins & Blau, L.L.P., 3700 Nationsbank Plaza, 901 Main Street, Dallas, TX 75202. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of CSFBC, 5 World Trade Center, New York, N.Y. 10048 at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Shareholder. The Company and the Selling Shareholder agree with the several Underwriters that:

                 (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

         The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                 (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                 (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.
         Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                 (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                 (e) The Company will furnish to the Representatives copies of each Registration Statement (four of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company and the Selling Shareholder will pay the expenses of printing and distributing to the Underwriters all such documents.

                 (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

                 (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                 (h) The Company and the Selling Shareholder will pay all expenses incidental to the performance of the obligations of the Company and the Selling Shareholder, as the case may be, under this Agreement, and will jointly and severally, reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Shareholder of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                 (i) For a period of 180 days after the date of the public offering of the Offered Securities, the Company, the Selling Shareholder and certain other shareholders of the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC except grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof or issuances of Securities pursuant to the Company's dividend reinvestment plan.

                 (j) The Selling Shareholder agrees to deliver to CSFBC, attention: Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                 (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of each of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                          (i) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                                  (A) at the date of the latest available
                          balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in indebtedness of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                  (B) for the period from the closing date of
                          the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated revenues or in the total or per share amounts of consolidated net income, except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                          (ii)  they have read the unaudited pro forma
                 information included in the Registration Statement and made inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, and nothing came to their attention that caused them to believe that the unaudited pro forma financial data included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                          (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

                 (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and
         Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, the Selling Shareholder or the Representatives, shall be contemplated by the Commission.

                 (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market's National Market, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal, New York or Texas authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                 (d) The Representatives shall have received an opinion, dated as of such Closing Date, of Meadows, Owens, Collier, Reed, Cousins & Blau, L.L.P., counsel for the Company and the Selling Shareholder, to the effect that:

                          (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                          (ii) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Securities;

                          (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                          (iv) The Company is not an open-end investment company, unit investment trust, face-amount certificate company or any other form of investment company that is or is required to be registered under Section 8 of the Investment Company Act; and the Company is not and, after giving effect to the offering and sale of the Initial Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be (A) an "investment company" as defined in the Investment Company Act or (B) a closed-end investment company required to be registered, but not registered under the Investment Company Act;

                          (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company or the Selling Shareholder, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                          (vi) The execution, delivery and performance of this Agreement and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                          (vii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements and Prospectus of statutes, rules, regulations, orders, injunctions, decrees, judgments, legal and governmental proceedings and contracts and other documents are accurate and complete and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus;

                          (viii) This Agreement has been duly authorized, executed and delivered by the Company;

                          (ix) The Selling Shareholder had valid and unencumbered title to the Offered Securities delivered by the Selling Shareholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by the Selling Shareholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from the Selling Shareholder on such Closing Date hereunder;

                          (x) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Shareholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities sold by the Selling Shareholder, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                          (xi) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Shareholder or any of his properties or any agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the properties of the Selling Shareholder is subject;

                          (xii) This Agreement has been duly authorized, executed and delivered by the Selling Shareholder;

                          (xiii) Except as disclosed in the Prospectus, the Company, its subsidiaries and the Clubs have obtained the material approvals and permits from all federal, state and local regulators necessary to offer for sale and sell timeshare interests and offer purchase money financing in connection with such sales in accordance with the applicable laws and regulations governing the marketing and sale of timeshare interests in real property;

                          (xiv) To such counsel's knowledge and based upon such counsel's review of Reliance Certificates and Letters (as defined below), all of the permits and/or approvals issued by regulators of states other than the state where each applicable Resort is located ("Foreign State") for the offering for sale and sale of timeshare interests in such Resort constitute the material approvals and permits necessary to be issued by such Foreign State to permit the offering for sale and sale of timeshare interests in such Resort in accordance with the laws and regulations of the Foreign State specifically governing the offering for sale and sale of timeshare interests in real property located outside of the Foreign State;

                          (xv) Except as disclosed in the Prospectus, to such counsel's knowledge and based upon its review of certificates and letters from federal, state and local regulators, the Company and other pertinent parties (collectively, "Reliance Certificates and Letters"), except as disclosed in the Prospectus, the Company has not received any notice from any regulatory authority that it is in violation of any applicable federal or state law or regulation regarding the offering for sale and sale of timeshare interests in the Resorts, the violation of which would have a material adverse effect on the ownership or operation of the Resorts;

                          (xvi) To such counsel's knowledge and based upon such counsel's review of Reliance Certificates and Letters, there are no real estate or timeshare related governmental actions, governmental suits or governmental proceedings pending or threatened against the Company with respect to the business and property relating to the Resorts except (a) those which have been disclosed in the Registration Statement and (b) those which would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                          (xvii)  The choice of law provisions set forth in
                 Section 14 hereof will be recognized by the courts of the State of Texas; and

                          (xviii) The vacation intervals do not constitute
                 "securities" under the Act. Neither the offer nor the sale of timeshare interests by the Company or any of its subsidiaries required registration under the Act or under the securities laws of the state of Texas or under the state securities laws of any other state in which the Company is currently qualified to do business, nor does the fact that such interests are outstanding require registration under the Exchange Act.

                 Meadows, Owens, Collier, Reed, Cousins & Blau, L.L.P. may rely upon the opinion of Armstrong, Teasdale, Schlafly & Davis for certain matters regarding Missouri law, on the opinion of __________ for certain matters regarding Illinois law, on the opinion of __________ for certain matters regarding Massachusetts law, on the opinion of __________ for certain matters regarding Nevada law and on the opinion of __________ for certain matters regarding New York law.

                 (e) The Representatives shall have received an opinion, dated such Closing Date, of Armstrong, Teasdale, Schlafly, Davis & Dicus, counsel for the Company, to the effect that:

                          (i) The execution, delivery and performance of this Agreement and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Missouri statute, any rule, regulation or order of any governmental agency or body or any court within the State of Missouri having jurisdiction over the Company or any subsidiary of the Company or any of their properties;

                          (ii) The Company, its subsidiaries and the Clubs have obtained the material approvals and permits from all federal, state and local regulators necessary to offer for sale and sell in Missouri timeshare interests and offer purchase money financing in connection with such sales in accordance with the applicable laws and regulations governing the marketing and sale of timeshare interests in real property;

                          (iii) All of the permits and/or approvals issued by Missouri regulators for the offering for sale and sale of timeshare interests in a Resort located outside of Missouri constitute the material approvals and permits necessary to permit the offering for sale and sale of timeshare interests in such Resort in accordance with the laws and regulations of Missouri specifically governing the offering for sale and sale of timeshare interests in real property located outside of Missouri;

                          (iv) To such counsel's knowledge and based upon its review of Reliance Certificates and Letters, except as disclosed in the Prospectus, the Company has not received any notice from any regulatory authority that it is in violation of any applicable federal or state law or regulation regarding the offering for sale and sale of timeshare interests in the Resorts, the violation of which would have a material adverse effect on the ownership or operation of the Resorts; and

                          (v) To such counsel's knowledge and based upon such counsel's review of Reliance Certificates and Letters, there are no real estate or timeshare related governmental actions, governmental suits or governmental proceedings pending or threatened against the Company with respect to the business and property relating to the Resorts except (a) those which have been disclosed in the Registration Statement, and
                 (b) those which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (f) The Underwriters shall have received an opinion, dated the Closing Date, of ____________________, counsel for the Company, to the effect that:

                          (i) The execution, delivery and performance of the Operative Documents and the issuance and sale of the Offered Securities and the Subsidiary Guarantees will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Illinois statute, any rule, regulation or order of any governmental agency or body or any court within the State of Illinois having jurisdiction over the Company or any Subsidiary Guarantor or any of their properties;

                          (ii) The Company, the Subsidiary Guarantors and the Clubs have obtained the material approvals and permits from all federal, state and local regulators necessary to offer for sale and sell in Illinois timeshare interests and offer purchase money financing in connection with such sales in accordance with the applicable laws and regulations governing the marketing and sale of timeshare interests in real property;

                          (iii) All of the permits and/or approvals issued by Illinois regulators for the offering for sale and sale of timeshare interests in a Resort located outside of Illinois constitute the material approvals and permits necessary to permit the offering for sale and sale of timeshare interests in such Resort in accordance with the laws and regulations of Illinois specifically governing the offering for sale and sale of timeshare interests in real property located outside of Illinois;

                          (iv) To such counsel's knowledge and based upon its review of Reliance Certificates and Letters, except as disclosed in the Prospectus, the Company has not received any notice from any regulatory authority that it is in violation of any applicable federal or state law or regulation regarding the offering for sale and sale of timeshare interests in the Resorts, the violation of which would have a material adverse effect on the ownership or operation of the Resorts; and

                          (v) To such counsel's knowledge and based upon such counsel's review of Reliance Certificates and Letters, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company with respect to the business and property relating to the Resorts except (a) those which have been disclosed in the Prospectus and (b) those which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (g) The Underwriters shall have received an opinion, dated the Closing Date, of ____________________, counsel for the Company, to the effect that:

                          (i) The execution, delivery and performance of the Operative Documents and the issuance and sale of the Offered Securities and the Subsidiary Guarantees will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Massachusetts statute, any rule, regulation or order of any governmental agency or body or any court within the State of Massachusetts having jurisdiction over the Company or any Subsidiary Guarantor or any of their properties;

                          (ii) The Company, the Subsidiary Guarantors and the Clubs have obtained the material approvals and permits from all federal, state and local regulators necessary to offer for sale and sell in Massachusetts timeshare interests and offer purchase money financing in connection with such sales in accordance with the applicable laws and regulations governing the marketing and sale of timeshare interests in real property;

                          (iii) All of the permits and/or approvals issued by Massachusetts regulators for the offering for sale and sale of timeshare interests in a Resort located outside of Massachusetts constitute the material approvals and permits necessary to permit the offering for sale and sale of timeshare interests in such Resort in accordance with the laws and regulations of Massachusetts specifically governing the offering for sale and sale of timeshare interests in real property located outside of Massachusetts;

                          (iv) To such counsel's knowledge and based upon its review of Reliance Certificates and Letters, except as disclosed in the Prospectus, the Company has not received any notice from any regulatory authority that it is in violation of any applicable federal or state law or regulation regarding the offering for sale and sale of timeshare interests in the Resorts, the violation of which would have a material adverse effect on the ownership or operation of the Resorts; and

                          (v) To such counsel's knowledge and based upon such counsel's review of Reliance Certificates and Letters, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company with respect to the business and property relating to the Resorts except (a) those which have been disclosed in the Prospectus and (b) those which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (h) The Underwriters shall have received an opinion, dated the Closing Date, of ____________________, counsel for the Company, to the effect that:

                          (i) The execution, delivery and performance of the Operative Documents and the issuance and sale of the Offered Securities and the Subsidiary Guarantees will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Nevada statute, any rule, regulation or order of any governmental agency or body or any court within the State of Nevada having jurisdiction over the Company or any Subsidiary Guarantor or any of their properties;

                          (ii) The Company, the Subsidiary Guarantors and the Clubs have obtained the material approvals and permits from all federal, state and local regulators necessary to offer for sale and sell in Nevada timeshare interests and offer purchase money financing in connection with such sales in accordance with the applicable laws and regulations governing the marketing and sale of timeshare interests in real property;

                          (iii) All of the permits and/or approvals issued by Nevada regulators for the offering for sale and sale of timeshare interests in a Resort located outside of Nevada constitute the material approvals and permits necessary to permit the offering for sale and sale of timeshare interests in such Resort in accordance with the laws and regulations of Nevada specifically governing the offering for sale and sale of timeshare interests in real property located outside of Nevada;

                          (iv) To such counsel's knowledge and based upon its review of Reliance Certificates and Letters, except as disclosed in the Prospectus, the Company has not received any notice from any regulatory authority that it is in violation of any applicable federal or state law or regulation regarding the offering for sale and sale of timeshare interests in the Resorts, the violation of which would have a material adverse effect on the ownership or operation of the Resorts; and

                          (v) To such counsel's knowledge and based upon such counsel's review of Reliance Certificates and Letters, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company with respect to the business and property relating to the Resorts except (a) those which have been disclosed in the Prospectus and (b) those which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (i) The Underwriters shall have received an opinion, dated the Closing Date, of ____________________, counsel for the Company, to the effect that:

                          (i) The execution, delivery and performance of the Operative Documents and the issuance and sale of the Offered Securities and the Subsidiary Guarantees will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any New York statute, any rule, regulation or order of any governmental agency or body or any court within the State of New York having jurisdiction over the Company or any Subsidiary Guarantor or any of their properties;

                          (ii) The Company, the Subsidiary Guarantors and the Clubs have obtained the material approvals and permits from all federal, state and local regulators necessary to offer for sale and sell in New York timeshare interests and offer purchase money financing in connection with such sales in accordance with the applicable laws and regulations governing the marketing and sale of timeshare interests in real property;

                          (iii) To such counsel's knowledge and based upon its review of Reliance Certificates and Letters, except as disclosed in the Prospectus, the Company has not received any notice from any regulatory authority that it is in violation of any applicable federal or state law or regulation regarding the offering for sale and sale of timeshare interests in the Resorts, the violation of which would have a material adverse effect on the ownership or operation of the Resorts; and

                          (iv) To such counsel's knowledge and based upon such counsel's review of Reliance Certificates and Letters, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company with respect to the business and property relating to the Resorts except (a) those which have been disclosed in the Prospectus and (b) those which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (j) The Representatives shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Latham & Watkins may rely as to the incorporation of the Company and all other matters governed by Texas law upon the opinion of Meadows, Owens, Collier, Reed, Cousins & Blau, L.L.P. referred to above.

                 (k) The Representatives shall have received a certificate, dated as of such Closing Date, of the Chief Executive Officer and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                 (l) The Representatives shall have received letters, dated as of such Closing Date, of Deloitte & Touche LLP and which meet the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                 (m) The Representatives shall have received on or before the First Closing Date with respect to each Resort:

                          (i) A standard ALTA Owner's Title Insurance Policy naming the Company or its predecessor- in-interest as named insured and insuring such party that it owns fee title to the real property described therein in an amount of the original purchase price thereof, subject only to any material exceptions to title as are described in the Prospectus, and such exceptions which do not adversely affect the current or potential use to be made of the Resort (the "Permitted Exceptions");

                          (ii) A recent Title Commitment for a standard ALTA Owner's Title Insurance Policy issued by a reputable title insurance company reasonably acceptable to the Representatives (the "Title Company") and showing fee title to the property described therein vested in the Company, subject only to the Permitted Exceptions. Such Title Commitment(s) for each of the Resorts shall cover at least the following portions of each of the Resorts: amenity areas, current areas under development and those areas of each of the Resorts which the Company intends to develop and which are necessary to construct the projected units described in the Prospects;

                          (iii) Policies or certificates of insurance relating to the Resort evidencing coverages and in amounts customarily obtained by owners of similar Resorts, together with a letter of opinion from a nationally or regionally recognized insurance broker approved by the Representatives stating, in substance, that the coverage limits and companies underwriting such insurance for the Company are within the realm of reasonableness given the Company's business, operations and claims history;

                          (iv)    UCC, judgment and tax lien searches
                 confirming that the personal property comprising a part of the Resort is subject to no liens other than Permitted Exceptions;

                          (v) An opinion letter from an architectural firm reasonably acceptable to the Representatives stating in substance that (1) such firm designed and has overseen the construction of all improvements at the Resorts, (2) such firm is generally aware of the condition of such improvements, (3) except for ordinary wear and tear there are no existing material structural defects to any of the improvements (including foundation or roof) at the Resorts and (4) the Company and the Improvements at the Resorts are in material compliance with federal and state regulations relating to access by the disabled, including the Americans with Disabilities Act;

                          (vi) If such Resort is subject to a mortgage, deed of trust or similar financing (an "Existing Mortgage") which, as described in the Prospectus, is to be repaid with the proceeds of the offering, a letter dated not earlier than 10 days prior to the First Closing Date from the holder of such Existing Mortgage indicating that the mortgagor or grantor under such Existing Mortgage is not then in default and indicating the principal amount required to satisfy all amounts then secured by such Existing Mortgage and the additional amount required for each day after the date of such letter necessary to satisfy all obligations secured thereby, together with all documentation and consents necessary to permit the repayment of all amounts owed and the release of the Existing Mortgage; and if such Resort is subject to an Existing Mortgage which, as described in the Prospectus, is to remain of record after the offering, a letter dated not earlier than 10 days prior to the First Closing Date from the holder of such Existing Mortgage indicating that the mortgagor or grantor under such Existing Mortgage is not then in default and indicating the total principal amount due under the Existing Mortgage; and

                          (vii) A recent Phase I Environmental Report in form and substance acceptable to the Representatives.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

                 (b) The Selling Shareholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

                 (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company and the Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the third from last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page, the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the fifth paragraph under the caption "Underwriting".

                 (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                 (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or
(c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (f) The obligations of the Company and the Selling Shareholder under this Section shall be in addition to any liability which the Company and the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Shareholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Selling Shareholder and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholder, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholder, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to
Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Shareholder shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Shareholder and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company and the Selling Shareholder will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company or the Selling Shareholder, will be mailed, delivered or telegraphed and confirmed to it at 1221 Riverbend Drive, Suite 120, Dallas, TX 75247, Attention: Robert
E. Mead, with a copy to Robert Don Collier, Esq., Meadows, Owens, Collier, Reed, Cousins & Blau, L.L.P., 901 Main Street, Suite 3700, Dallas, Texas 75202; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company and the Selling Shareholder hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholder and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        SILVERLEAF RESORTS, INC.

                                        By
                                          -----------------------------------
                                           Name:  Joe W. Conner
                                           Title:   Chief Financial Officer


                                        ROBERT E. MEAD


                                          -----------------------------------
                                              Robert E. Mead


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


                 Acting on behalf of itself and as the
                   Representative of the several
                   Underwriters.

         CREDIT SUISSE FIRST BOSTON CORPORATION
         DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
         EVEREN SECURITIES, INC.





         By CREDIT SUISSE FIRST BOSTON CORPORATION


         By
           -----------------------------------
           Name:
           Title:

                                   SCHEDULE A



Number of Firm                                                         Number of Firm
Securities To                                                           Securities To
Be Purchased By:                                                          Be Sold By:

Underwriter                                              Company   Selling Shareholder
-----------                                              -------   -------------------
Credit Suisse First Boston Corporation
                                      ------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation
                                                   -----------------------------------
EVEREN Securities, Inc.
                       ---------------------------------------------------------------

--------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                 Total                                   2,000,000             500,000
                      --------------------------------   =========             =======